UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016 (November 1, 2016)

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 1, 2016, EQT Midstream Partners, LP (EQM) entered into an Underwriting Agreement (Underwriting Agreement) with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and MUFG Securities Americas Inc., as representatives of the underwriters named therein (Underwriters), relating to the public offering (Offering) of $500 million aggregate principal amount of EQM’s 4.125% senior notes due 2026  (Notes) at a price to the public of 99.191% of the face amount of the Notes.

The Offering closed on November 4, 2016. Net proceeds from the Offering will be used to repay all of the outstanding borrowings under EQM’s credit facility and for general partnership purposes.

The Offering was made pursuant to EQM’s shelf registration statement on Form S-3 (File No. 333-212362), which became effective upon filing on June 30, 2016 (Registration Statement), and pursuant to the prospectus supplement dated November 1, 2016 (Prospectus Supplement), filed with the Securities and Exchange Commission (Commission) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (Securities Act).

The Underwriting Agreement contains customary representations, warranties and agreements of EQM, and customary conditions to closing, obligations of the parties and termination provisions. EQM has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriting Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Underwriting Agreement.  They are not intended to provide any other factual information about EQM, its general partner or their respective subsidiaries or affiliates or equity holders.  The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Underwriting Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors.  Moreover, the subject matter of the representations and warranties are subject to more recent developments.  Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of EQM, its general partner, or their respective subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Indenture and Second Supplemental Indenture for 4.125% Senior Notes due 2026

The Notes were issued under an Indenture, dated as of August 1, 2014 (Base Indenture), by and among EQM, as issuer, certain subsidiaries of EQM and The Bank of New York Mellon Trust Company, N.A., as trustee (Trustee), as amended and supplemented by the Second Supplemental Indenture, dated as of November 4, 2016 (Second Supplemental Indenture), by and among EQM and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the Second Supplemental Indenture, is referred to herein as the “Indenture.” The Indenture contains covenants that limit EQM’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of EQM’s assets.

The description of the Notes and the Indenture are described in the Prospectus Supplement and are incorporated herein by reference. The foregoing descriptions of the Base Indenture and the Second Supplemental Indenture are qualified in their entirety by reference to the full text of the Base Indenture and the Second Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes, the Base Indenture, the Second Supplemental Indenture and the Underwriting Agreement is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01

This Current Report on Form 8-K is also being filed for the purpose of filing an updated computation of Ratio of Earnings to Fixed Charges as Exhibit 12.1 to the Registration Statement, and such exhibit is hereby incorporated by reference into the Registration Statement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1

Underwriting Agreement, dated as of November 1, 2016, by and among EQT Midstream Partners, LP and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.

4.1

Indenture, dated August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiaries of EQT Midstream Partners, LP party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Form 8-K (#001-35574) filed on August 1, 2014).

4.2	Second Supplemental Indenture, dated November 4, 2016, by and among EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.125% Senior Notes due 2026 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

	By:	EQT Midstream Services, LLC, its general partner

	By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: November 4, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of November 1, 2016, by and among EQT Midstream Partners, LP and Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and MUFG Securities Americas Inc., as representatives of the several underwriters named therein.

4.1

Indenture, dated August 1, 2014, by and among EQT Midstream Partners, LP, as issuer, the subsidiaries of EQT Midstream Partners, LP party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Form 8-K (#001-35574) filed on August 1, 2014).

4.2	Second Supplemental Indenture, dated November 4, 2016, by and among EQT Midstream Partners, LP, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.125% Senior Notes due 2026 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).